                                                                  EXHIBIT 10.12

                               RENAULT & HANDLEY
                       INDUSTRIAL & COMMERCIAL REAL ESTATE

           This LEASE, executed in duplicate at Palo Alto, California, this 5th
PARTIES    day of February, by and between

           Zappettini Investment Co.

           and

           Intuitive Surgical

           hereinafter called respectively Lessor and Lessee, without regard to number or gender,

PREMISES 1. WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter in this lease designated as "the Premises", with the appurtenances, situated in the City of Mountain View, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

           An approximate 25,000 square foot industrial building commonly referred to as 1330 W. Middlefield Road, Mountain View, California, together with landscaped areas and parking lot and further described in Exhibit A attached hereto.

USE 2. The Premises shall be used and occupied by Lessee for the development and technology in the field of minimum evasive surgery and for no other purpose without the prior written consent of Lessor.

TERM 3. The term shall be for five (5) years, commencing on 1st day of April, 1997, and ending on the 28th day of February 2002.

RENTAL 4. Rent shall be payable to the Lessor without deduction or offset at such place or places as may be designated from time to time by the Lessor as follows:

           Seventeen Thousand Five Hundred and No/100ths Dollars ($17,500.00) shall be due upon the execution of this Lease representing rental due April 1, 1997. $17,750.00 shall be due on the 1st day of May 1997 and on the 1st day of each and every month including September
          1997. Twenty Two Thousand Five Hundred and No/100ths Dollars
           ($22,500.00) shall be due on October 1, 1997 and on the 1st day of each and every month including March 1, 1998. Thirty Two Thousand Five Hundred and No/100ths Dollars ($32,500.00) shall be due on April 1, 1998 and on the 1st day of each and every succeeding month including February 1, 2002.


SECURITY       5.   Lessee has deposited with Lessor $ - as security
DEPOSIT        for the full and faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security of any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this
               Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

POSSESSION     6.  If Lessor, for any reason whatsoever, cannot deliver
               possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, or Lessor's agents, be liable to
               Lessee for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession.  The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed-  days from the commencement date herein.
               If the period of delay of delivery exceeds the foregoing, Lessee, at his or its option, may declare this Lease null and void.

ACCEPTANCE     7.  By entry hereunder, the Lessee accepts and Lessor warrants OF the
OF             Premises as being in good and satisfactory working condition, unless
PREMISES       within fifteen (15) days after such entry Lessee shall give Lessor
AND CONSENT    written notice specifying in reasonable detail the respects in which the
TO             Premises were not in satisfactory condition. The Lessee agrees on the last
SURRENDER      day of the term hereof, or on sooner termination of this Lease, to surrender the premises, together with all alterations, additions, and improvements which may have been made in, to, or on the
               Premises by Lessor or Lessee including all HVAC, electrical and mechanical systems, unto Lessor in the same good condition as at Lessee's entry into the Premises excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. The Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the premises and all property not so removed shall be deemed to be abandoned by the
               Lessee. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

               8. Lessee shall not commit, or suffer to be committed, any USES PROHIBITED waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in oraround the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.
               unless they are in approved enclosures.




ALTERATIONS    9. The lessee shall make no alterations, additions or
AND            improvements in excess of $10,000 to the Premises or any part thereof
ADDITIONS      without first obtaining the prior written consent of the
               Lessor. The Lessor may impose as a condition to the aforesaid consent such requirements as Lessor may deem necessary in
               Lessor's sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirements that upon written request of Lessor prior to the expiration or earlier termination of the Lease, Lessee will remove any or all
               improvements or additions to the Premises installed at Lessee's expense. All such alterations, additions or improvements not specified to be removed shall at the expiration of earlier termination of the lease become the property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, and machinery equipment and all special electrical, mechanical or HVAC systems installed by Lessee and used solely for the purpose of Lessee's
               manufacturing process, shall remain the property of the Lessee and may be removed by the Lessee at any time during the Lease term when Lessee is not in default hereunder. Items which are not to be deemed as movable furniture, business and trade fixtures, or machinery and equipment shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which as become an integral part of the
               Premises. The Lessee will at all times permit notices of
               non-responsibility to be posted and to remain posted until the completion of alterations or additions which have been approved by the Lessor.

MAINTE-        10. Lessee shall, at Lessee's sole cost, keep and maintain the
NANCE OF       Premises and appurtenances and every part thereof, including but not
PREMISES       limited to, glazing, sidewalks, parking areas including resealing when necessary, plumbing, electrical systems, heating and air conditioning installations, any store front, roof covering-unless it is not feasible to repair the existing roof covering and a new roof covering is required, and the interior of the Premises in good order, condition, and repair. Lessor at Lessor's sole cost and expense shall maintain the exterior of the walls, and structural portions of the roof, foundations, walls, and floors except for any repairs caused by the wrongful act of the Lessee and Lessee's agents. The
               Lessor will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts, and provided that said replacement is not made necessary by acts of the Lessee and Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, conditions or repair.

        SEE REVISED INSURANCE CLAUSE ATTACHED

ABANDON-       12.   Lessee shall not vacate or abandon the Premises at
MENT           any time during the term; and if Lessee shall abandon, vacate or surrender the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.
               Abandonment shall be defined as outlined in Section 1951.3 of the California Civil Code.

FREE FROM      13.   Lessee shall keep the Premises and the property in
LIENS          which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or
               obligations incurred by Lessee.

COMPLIANCE     14.   Lessee shall, at his sole cost and expense, comply
WITH           with all of the requirements of all Municipal, State and
GOVERN-        Federal authorities now in force, or which may hereafter be
MENTAL         in force, pertaining to Lessee's specific use the Premises,
REGULATIONS    and shall faithfully observe in the use of the Premises all
               Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.

INDEMNI-       15.   The Lessee, as a material part of the consideration to be
FICATION OF    rendered to the Lessor, hereby waives all claims against the
LESSOR AND     Lessor for damages to goods, wares and merchandise, and all other
LESSEE'S       personal property in, upon, or about the Premises and for
LIABILITY      injuries to persons in or about the Premises, from any cause
INSURANCE      arising at any time, excepting claims arising from the Lessor's negligence, and the Lessee will hold the Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by the Lessee, or from the failure of the Lessee to keep the Premises in good condition and repair, as herein provided.

                      SEE REVISED INSURANCE CLAUSE ATTACHED

ADVERTISE-     16.   Lessee will not place or permit to be placed, in, upon or
MENTS AND      about the Premises any unusual or extraordinary signs, or any
SIGNS          signs not approved by the city or other governing authority. The
               Lessee will not   place, or permit to be placed, upon the
               Premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained. Any sign so placed upon the Premises shall be so placed upon the
               understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

UTILITIES      17. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other service supplied to the Premises.
               If the premises are not served by a separate water meter, the
               Lessee shall pay to the Lessor 100 percent of the water bill for the entire property covered by said bill and of which the
               Premises are a part.

ATTORNEY'S     18.   In case suit should be brought for the possession of the
FEES           Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable

                  attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

DEFAULT           19.   In the event of any breach of this Lease by the
                  Lessee, or an abandonment of the Premises by the Lessee, the
                  Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the
                  Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, or 2) allowing the
                  Lessee to remain in full possession and control of the
                  Premises. If the Lessor chooses to repossess the Premises, the
                  Lease will automatically terminate in accordance with
                  provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of
                  termination including interest at 7% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the
                  Lessee proves could have been reasonably avoided including interest at 7% per annum; 3) the worth at the time of award of the amount by which the unpaid rent for the balance
                  of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably
                  avoided; and 4) any other amount necessary to compensate the
                  Lessor for all the detriment proximately caused by the
                  Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to
                  result therefrom. If the Lessor chooses not to repossess the premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with
                  provisions of the California Civil Code, Section 1951.4, the
                  Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the lease. For the purposes of this paragraph, the following do not constitute a termination of Lessee's right to possession:
                  a) Acts of maintenance or preservation or efforts to relet the property.
                  b) The appointment of a receiver on the initiative of the
                  Lessor to protect his interest under this Lease.

LATE              20.   Lessee hereby acknowledges that late payment by
CHARGES           Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to
                  ascertain. Such costs include, but are not limited to,
                  processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by
                  Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and
                  reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by
                  Lessor shall in no event constitute a waiver of

               REVISED INSURANCE CLAUSE

                        This Lease Clause replaces the Insurance clause (11.) in the
                                     Renault & Handley Net Lease Form.

                  11. Lessee shall not use, or permit the Premises, or any part thereof, to be used, for any purposes other than that for which the Premises are hereby leased; and no use shall be made or permitted to be made on the Premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about the premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to the Lessee's use and occupancy of the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

                  11.1 Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessee, Lessor agents, invitees and contractors including, Lessor's lender, against any liability arising out of the Lessee's use, occupancy or maintenance of the Premises. Such insurance policy shall have a combined single limit for both bodily injury and property damage in an amount not less than ONE MILLION Dollars
                  ($1,000,000.00). The limits of said insurance shall not limit the liability of Lessee hereunder.

INSURANCE         11.2 Lessee shall, at its expense, keep in force during the term of this Lease, a policy of fire and property damage
                  insurance in an "all risk" form with a sprinkler leakage
                  endorsement, insuring Lessee's inventory, fixtures, equipment and personal property within the Premises for the full
                  replacement value thereof.

                  11.3 Lessor shall maintain a policy or policies of fire and property damage insurance in an "all risk" form, with sprinkler and, at the option of the Lessor, earthquake endorsements, covering loss or damage to the building, including Lessee's leasehold improvements installed with the written consent of the Lessor, in such amounts and with such coverage as Lessor deems advisable.

                  11.4 Lessee shall pay to Lessor as additional rent, during the term hereof within 10 days after receipt of an invoice therefore, 100 percent of the premiums for any insurance obtained by Lessor pursuant to 11.3 above. Lessor may obtain such insurance for the Building separately, or together with other buildings and improvements which Lessor elects to insure together under blanket policies of insurance. In such case
                  Lessee shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

                  11.5 Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, directors, employees, partners, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is insured against under any insurance policy carried by Lessor or Lessee hereunder. Each party shall notify their respective insurance carriers of this waiver, and obtain from the respective insurer a waiver by such insurer of all rights of subrogation or assignment of claims in connection with a claim against Lessor or Lessee, as the case may be, covered by such insurance.



                   Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

SURRENDER OF       21. The voluntary or other surrender of this Lease by
LEASE              Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

TAXES 22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures.
                   The Lessee also agrees to pay, as additional rental, during the term of this Lease and any extensions thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this lease. If said taxes and assessments are assessed against the entire building and building site, and this Lease does not cover the entire building or building site, the taxes and assessment installments allocated to the Premises shall be prorated on a square footage or other equitable basis, as calculated by the Lessor. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.

NOTICES 23. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said
                   Premises, whether or not Lessee has departed from, abandoned or vacated the Premises.

ENTRY BY           24. Lessee shall permit Lessor and his agents to enter
LESSOR             into and upon and with prior written notice the Premises
                   at all reasonable times for the purpose of inspecting the
                   same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making
                   repairs, alterations or additions to any other portion of
                   said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to
                   Lessee for any loss of occupation or quiet enjoyment of the
                   Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior to the
                   expiration of this Lease, to place upon the Premises any
                   usual or ordinary "For Sale" or "To Lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

DESTRUCTION        25. In the event of a partial destruction of the Premises
OF                 during the said term from any cause, Lessor shall forthwith
PREMISES           repair the same, provided such repairs can be made within
                   ninety (90) days from date of destruction under the laws and regulations of State, Federal, County or Municipal
                   authorities, but such partial destruction shall in no way
                   annul or void this Lease, except that Lessee shall be
                   entitled to a proportionate reduction of rent while such
                   repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs
                   shall interfere with the business carried on by Lessee in the
                   Premises. If such repairs cannot be made in ninety (90) days from date of destruction Lessor may, at his option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as
                   aforesaid in this paragraph provided. In the event that
                   Lessor does not so elect to make such repairs which cannot be made in ninety (90) days, or such repairs cannot be made
                   under such laws and




                   regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the
                   Civil Code of the State of California are waived by Lessee.
                   In the event that the building in which the Premises may be situated be destroyed to the extent of not less than 33-1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not.
                   A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

ASSIGNMENT         26. The Lessee shall not assign, transfer, or
AND SUBLET-        hypothecate the leasehold estate under this Lease, or any
TING               interest therein, and shall not sublet the Premises, or
                   any part thereof, or any right or privilege appurtenant
                   thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of the Lessor. Lessor agrees not to unreasonably withhold consent to sublet or assign. As a condition for granting its consent to any subletting the
                   Lessor may require the Lessee to agree to pay to the Lessor, as additional rental, all rents received by the Lessee from its Sublessee which are in excess of the amount payable by the Lessee to the Lessor hereunder. The Lessee shall, by
                   sixty (60) days written notice, advise the Lessor of its
                   intent to sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after
                   receipt of Lessee's notice, Lessor shall either give approval to Lessee to sublease the portion of the Premises described in Lessee's notice, or Lessor shall terminate this Lease as to the portion of the Premises described in Lessee's notice on the date specified in Lessee's notice. If Lessee intends to sublet the entire Premises and Lessor elects to terminate this Lease, this Lease shall be terminated on the date
                   specified in Lessee's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved
                   hereinabove shall be adjusted on a prorata basis to the
                   number of square feet retained by Lessee, and this Lease as so amended shall continue in full force and effect. If the
                   Lessor approves a subletting, the Lessee may sublet
                   immediately after receipt of the Lessor's written approval.
                   In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Lessor, no assignee, transferee or sublessee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or
                   dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use
                   without such consent shall be void and



                   shall constitute a breach of this Lease by Lessee and shall, at the option of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expense in connection with the assignment, and Lessor may require Lessee's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease.

CONDEM-            27. If any part of the premises shall be taken for any
NATION             public or quasi-public use, under any statute or by right
                   of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation
                   hereunder, this Lease shall, as to the part so taken,
                   terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire



                  Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and the Lessee shall have no claim thereto.

EFFECT OF         28.  The term "Lessor" as used in this Lease, means only the
CONVEYANCE        owner for the time being of the land and building containing the
                  Premises, so that, in the event of any sale of said land or building, or in the event of a lease of said building, the
                  Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement
                  between the parties and the purchaser at any such sale, or the
                  Lessee of the building, that the purchaser or lessee of the building has assumed and agreed to carry out any and all
                  covenants and obligations of the Lessor hereunder. If any
                  security be given by the Lessee to secure the faithful
                  performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

SUBORDI-          29.   Lessee agrees that this Lease may, at the option of
NATION            Lessor, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any
                  instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and
                  subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security.

WAIVER            30.   The waiver by Lessor of any breach of any term, covenant
                  or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this
                  Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING           31.   Any holding over after the expiration of the said term,
OVER              with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

SUCCESSORS        32.   The covenants and conditions herein contained shall,
AND               subject to the provisions as to assignment, apply to and bind the
ASSIGNS           heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME              33.   Time is of the essence of this Lease.

MARGINAL          34.  The marginal headings or titles to the paragraphs of this
CAPTIONS          Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.



                  PARAGRAPHS #35, 36 AND 37 ATTACHED HERETO ARE HEREBY MADE A PART OF
                  THIS LEASE.

           THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

           IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.

                     LESSOR                             LESSEE

             ZAPPETTINI INVESTMENT CO.           INTUITIVE SURGICAL

                /s/ G. O. McKee                    /s/ Lonnie M. Smith
                ---------------                    -------------------

               3/4/97                              3/4/97

                              ADDITIONAL PARAGRAPHS

     The following additional paragraphs are hereby made a part of that certain Lease dated February 5, 1997, by and between Zappettini Investment Co., Lessor, and Intuitive Surgical, Lessee, covering the Premises located at 1330 W. Middlefield, Mountain View, California.

     35. Lessor will indemnify Lessee from and against all costs of response, corrective action, remedial action, claims, demands, losses and liabilities arising from any pre-existing environmental contamination which may have occurred prior to the Lessee taking possession of the Premises.

     Lessee will only be responsible for contamination of the Premises or the soils or ground water thereon or thereunder in violation of Hazardous Materials Laws, that is caused by Lessee or Lessee's agents or contractors during the term as may be extended. All hazardous materials and toxic wastes that Lessee brings on the Premises shall be stored according to Hazardous Materials' Laws.

     All hazardous materials and toxic wastes that Lessee brings on the site shall be stored according to all local, state and national government regulations. Hazardous Materials shall be defined as those substances that are recognized as posing a risk of injury to health or safety by the Santa Clara Fire Department, the Santa Clara County Health Department, the Regional Water Quality Control Board, the State of California or the Federal Government.

     For purposes of this Lease, "Hazardous Materials' Laws" shall mean all local, state and federal laws, statutes, ordinances, rules, regulations, judgements, injunctions, stipulations, decrees, orders, permits, approvals, treaties or protocols now or hereafter enacted, issued or promulgated by any governmental authority which relate to any Hazardous Material or the use, handling, transportation, production, disposal, discharge, release, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

     36. Quiet Enjoyment. Landlord covenants and agrees that Tenant, so long as it shall not be in default hereunder, shall and may, at all times during the term of this Lease and any extension and renewal hereof, peacefully and quietly have, hold, occupy, and enjoy the Premises without any hindrance or molestation whatever.

     37. Option. Lessor hereby grants to Lessee the option to renew this Lease for 1 (one) additional 3 (three) year term commencing on the termination date of the Lease. Said option shall be exercised by letter and no later than 60 (sixty) days and no earlier than 120 (one hundred twenty) days prior to the termination date of this Lease. All the terms and conditions contained in the original Lease shall govern the extension period excepting the monthly rental shall be 95% of the then fair market value for similar buildings within a one mile radius from the above location.

     38. Lessor recognizes that Lessee intends to sublease some or all of the Premises in one or more portions prior to use of the Premises by Lessee for research development and manufacturing in connection with minimally invasive surgical instrument systems. Lessor therefore agrees not to unreasonably withhold consent for Lessee to sublease the Premises in one or more portions. Notwithstanding paragraph 26 of this lease, in the event that Lessor withholds consent to sublease a portion of the Premises, Lessor shall not terminate the lease with respect to the portion of the Premises specified in Lessee's notice without the prior written consent of Lessee.

     Lessor recognizes that Sublessees of Lessee will use the Premises for purposes other than research and development of minimally invasive surgery systems. Lessor therefore agrees not to unreasonably withhold consent for use of the Premises for purposes other than research, development and manufacturing minimally invasive surgical instrument systems. Lessee recognizes that use of the Premises may be reasonably limited to office space, research, development, storage and light manufacturing as is typical in similar buildings in the immediate vicinity.

                                                      /s/ G. O. McKee